UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2007

FIRSTBANK FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in charter)

Georgia	000-51147	20-2198785
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of incorporation)	Number)	Identification No.)

120 Keys Ferry Street, McDonough, Georgia		30253
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (678) 583-2265

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events

On August 16, 2007, the Board of Directors of FirstBank Financial Services, Inc. (the “Company”) approved a stock repurchase program pursuant to which the Company may repurchase up to 5% of its outstanding shares of common stock in the open market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTBANK FINANCIAL SERVICES, INC.

By:	/s/ Lisa J. Maxwell
Lisa J. Maxwell
Executive Vice President and Chief Financial Officer

Date:	August 17, 2007